Exhibit 99.1

IPAA OGIS New York – April 2015 April 20, 2015 Wilmington Field, California Atlantic Rim, Wyoming Tunkhannock, Pennsylvania

Forward-Looking Statements Investing in the Future of Energy NASDAQ (WRES) 2 Forward-Looking Statements. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Certain statements in this presentation are forward-looking and are based upon the current belief of Warren Resources, Inc. (“Warren") as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that Warren plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. No assurance can be given that any of such plans, expectations, estimates or projections will prove to have been correct, and the same can be affected by inaccurate assumptions or by known or unknown risks or uncertainties. Important factors that could cause actual results or other expectations expressed in this presentation to differ materially from those in the forward-looking statements herein include, but are not limited to: commodity price volatility; domestic and worldwide economic conditions; potential adverse changes in general economic conditions, including performance of financial markets, interest rates and unemployment rates; unsuccessful drilling or operating activities; the inability to develop our reserves through exploration and development activities; potential impact of environmental and other governmental regulation, including delays in obtaining governmental and other permits and approvals, and impacts on competing energy sources as well as on natural gas; possible legislative or regulatory changes, including severance or production tax regimes, hydraulic-fracturing regulation, additional drilling and permitting regulations, oil and natural gas derivatives reform, changes in state, federal and foreign income taxes, environmental regulation (including with respect to climate change and greenhouse gas emissions), environmental risks and liability under federal, state, foreign and local environmental and other laws and regulations; the failure to obtain sufficient capital resources to fund our operations; our ability to repay our debt; the extent to which natural gas markets in the United States become integrated with global natural gas markets through the approval and development of infrastructure supporting the export of liquefied and other natural gas; a decline in oil or natural gas production; changes in the localized and global supply and demand fundamentals of natural gas and oil and transportation availability; incorrect estimates of reserve quantities, operating costs and capital expenditures; increases in the cost of drilling, completion and gas gathering or other costs of production and operations; hazardous and risky drilling operations; and an inability to grow. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Warren's actual results and plans could differ materially from those expressed in the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the report document in which they are contained. Absent legal requirement, we assume no duty to update these statements as of any future date. Further information on risks and uncertainties that may affect Warren’s operations and financial performance, and the forward-looking statements made herein, is available in the Company’s filings with the Securities and Exchange Commission (www.sec.gov), including its Annual Report on Form 10-K under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other public filings and press releases. Reserves. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions of such terms. Warren discloses only estimated proved reserves in its filings with the SEC. Warren's estimated proved reserves as of December 31, 2014 contained in this presentation were prepared by Netherland, Sewell & Associates, Inc., a nationally recognized engineering firm, and comply with definitions promulgated by the SEC. Additional information on Warren’s estimated proved reserves is contained in Warren's Annual Report on Form 10-K. In this presentation, Warren may also use internal estimates of “resource potential”, “prospective or potential resources” or “recoverable resource” or other descriptions of volumes of resources potentially recoverable through additional exploratory drilling or recovery techniques, which volumes the SEC's guidelines strictly prohibit Warren from including in filings with the SEC. These estimates, as well as estimates of probable and possible reserves, are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Warren. Prospective resources refers to Warren's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Prospective resources does not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System. Actual quantities that may be ultimately recovered from Warren's interests might differ substantially. Factors affecting ultimate recovery include the scope of Warren’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals, changes in law and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of prospective resources may change significantly as development of our resource plays provides additional data. Non-GAAP Information. Please refer to the Appendix to find disclosure and a reconciliation of any non-GAAP financial measures contained in this presentation.

Areas of Operations

California Properties

- Wilmington Field in the Los Angeles Basin
  - 3rd largest U.S. oilfield
  - Waterflood oil recovery
- Net avg. daily oil production (4Q14): 3,183 Bbl/d
- 16.8 MMBbls estimated net proved oil reserves as of 12/31/14 (51% PDP/PDNP)
- 140 gross identified potential Wilmington drilling locations



WY
CA
CO
PA
Offices
Producing Properties
Focus Areas

Wyoming Properties

- Approx. 96,000 gross (74,000 net) acres
- Commercial CBM development
- 100% ownership of pipeline and infrastructure in Spyglass Hill unit
- Net avg. daily gas production (4Q14): 15.6 MMcf/d
- 113.8 Bcf estimated net proved natural gas reserves as of 12/31/14 (73% PDP/PDNP)
- Approximately 140 gross identified CBM drilling locations

Marcellus Properties

- 5,289 net acres in Northeast PA
  - ~75% working interest
- "Core-of-the-core" Marcellus
- 100% HBP or held by operations with drilled wells waiting on completion
- Pad and pipeline infrastructure in place
- 32 PDP wells with an average lateral length of ~4,300 feet
- Net avg. daily gas production (4Q14): 64.0 MMcf/d
- 212.0 Bcf estimated net proved natural gas reserves as of 12/31/14 (56% PDP/PDNP)
- Identified locations:
  - 26 additional locations in the Lower Marcellus
  - and 48 additional locations in the Upper Marcellus
- Early data indicates Upper Marcellus OGIP 75% of Lower
- Testing Upper Marcellus potential with 2 wells in 2015

Investing in the Future of Energy NASDAQ (WRES) 3

Warren RESOURCES

2014 Reserve Summary Investing in the Future of Energy NASDAQ (WRES) 4 Change in Proved Reserves (SEC pricing) Bcfe Balance at 12-31-13: 202.5 Discoveries & Extensions 26.4 Revisions 17.2 Purchase (Marcellus) 204.8 Production (22.8) Balance at 12-31-14: 428.1 YE 2013 to 12-31-14 Change: 111% Reserve Replacement Ratio (Organic) 191% Net Oil Net Gas Net Total PV-0 PV-10 Reserve Category (MMBbls) (Bcf) (Bcfe) ($MM) ($MM) PDP 8 153 204 574 $ 396 $ PDNP 0 50 51 117 64 PUD 8 124 173 461 149 Total Proved 16 327 428 1,152 $ 609 $ PROB 4 53 75 227 77 POSS 4 73 95 284 97 Total Probable and Possible 8 126 170 511 $ 174 $

Business Strategy Right-size Capital Spending Cut 2015 budget from initial plan Reduced G&A with further reduction proposals if necessary Optimize Current Assets and Protect Production Against Commodity Risk Targeting LOE and capex savings in the 10% - 15% range for all business units Moderate decline of existing production base Execute hedging program to protect against further commodity risk Increase Liquidity Add liquidity through secured debt and/or equity issuance Divestitures of non-core assets and surface real-estate Position for Future Commodity Price Recovery Developed multi-phase plan to re-start development with commodity price improvement Pursue Selective Growth Opportunities Take advantage of downturn to pursue opportunities Take creative view of financing including JV partners Investing in the Future of Energy NASDAQ (WRES) 5

2015 Guidance 2015 Capex Budget ($MM) Investing in the Future of Energy NASDAQ (WRES) 6 Full Year ending December 31, 2015 Oil (MBbl) 900 – 1,000 Gas (MMcf) 28,000 – 30,000 Total - Oil Equivalent (Mboe) 5,567 – 6,000 Total - Gas Equivalent (MMcfe) 33,400 – 36,000 2015 Production Guidance WTU $3 NWU $5 Marcellus $13

Operational Efficiency Targets Days vs. Depth Continually capturing operational efficiencies while remaining focused on additional tangible improvements to increase productivity Marcellus 5% under budgeted AFE’s for two Upper Marcellus wells Targeting 15% reduction in capex for future locations California Targeting Operating Expense Reduction of $5 MM to $6 MM in 2015 vs. 2014 Targeting 20% reduction in service costs from suppliers Deferring some P&A work and workovers Wyoming Targeting Operating Expense Reduction of $0.7 MM to $1.0 MM in 2015 vs. 2014 Key Points Marcellus Drilling Performance Investing in the Future of Energy NASDAQ (WRES) 7 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 0 5 10 15 20 25 30 35 Depth (ft) Drilling Days Rig 24 (2009) Rig 61 (2010-2012) Rig 252 (2013) Rig 528 (2013-2014) Rig 284 (2015 & Upper Marcellus) Rig 42 (2014) [CHK]

Marcellus Operations Investing in the Future of Energy NASDAQ (WRES) 8

2015 Marcellus Operational Plan Investing in the Future of Energy NASDAQ (WRES) 9 2015 Capex: $13 million Drilling Plan Selected two high quality locations to test Upper Marcellus Both locations drilled and pipe cemented successfully Upper Marcellus locations are not categorized as PDNP due to not being proved locations Gas shows observed through entire lateral Completion Plan July 2015 planned completion date Timing is flexible Motivated to test Upper Marcellus, not driven by needs for volumes Production Plan Recently completed wells tested at 3P production rates based on NSAI YE 2014 reserve report 30 MMCF/day combined rate from the two wells Wells were classified as PDNP in NSAI YE 2014 reserve report Continued data collection and analysis to covert 2P reserves to 1P in YE 2015 reserve report 2015 Development: Upper Marcellus GIP Map Key Points

Field Infrastructure and Marketing Investing in the Future of Energy NASDAQ (WRES) 10 Operational infrastructure system in place to support full field development All volumes gathered by Regency (formerly PVR) Two planned compressor stations to boost productivity First station completed in August 2013, resulted in a ~30% productivity boost; Second station is expected in-service Q4 2015 Ample takeaway capacity of 285,000 gross MMBtu/d on entire position UGI’s Auburn I and Auburn II pipelines gives ability for Bi-directional flow to two interstate pipelines Provides flexibility to access the market with the most favorable pricing on a daily basis Volumes can be delivered north to Tennessee or south to Transco 165,000 gross MMBtu/d firm transportation agreement with UGI Pipeline and Gathering System Map Key Points Initiatives expected to limit and reduce impact of N.E. PA differentials: Existing contract in place with P&G plant through June 2015 to sell up to 45 gross MMBtu/d of natural gas Recently added additional physical sales agreements

Upside in the Marcellus – 3 Ways to Win Increase EURs booked in proved reserves by proving-up greater recovery factor of OGIP Prove Upper Marcellus potential with two test wells Improvement in natural gas realized prices with improved takeaway from N.E. Penn. Investing in the Future of Energy NASDAQ (WRES) 11 Resource Potential Upside(1) 1. Proved, Probable and Possible estimates per Netherland and Sewell; Contingent Resource Potential numbers reflect internally generated unrisked estimates Upside Initiatives 212 35 52 200 0 100 200 300 400 500 600 Proved Probable Possible Contingent Bcf of Natural Gas

Proving-up greater recovery factor of OGIP Investing in the Future of Energy NASDAQ (WRES) 12 Key Points Example of Marcellus Production Performance Actual production continues to outperform NSAI proved estimates Decline from production shallower than 3P estimates with continued performance expected to be in line with the 3P estimates NSAI year-end 2014 reserve report projected total field 3P production from 32 wells at 117,000 Mcf/day gross in April 2015 Actual 138,000 Mcf/day gross 100 1,000 10,000 100,000 1 2 3 4 5 6 7 8 9 10 Proved - 50% RF POSS - 65% RF Actual Production Daily Production, Mcf /day Month

Upper Marcellus Potential Investing in the Future of Energy NASDAQ (WRES) 13 Overview Upper Marcellus Opportunity to significantly increase reserves through targeting of the Upper Marcellus Cabot Oil & Gas, an offset operator to Warren, has reported highly encouraging preliminary results from its Upper Marcellus test approximately 10 miles from acreage Cabot is currently projecting single well EURs of over 11 Bcf for Upper Marcellus locations Currently designing a compressor station that is expected to lower the system pressure by 350 psi and allow greater deliverability from the wells

Northeast Takeaway Expansion Projects Investing in the Future of Energy NASDAQ (WRES) 14 0 1 2 3 4 5 6 Takeaway (Bcf/d) Esttimated In - service Date PennEast: 1 Bcf/d Atlantic Sunrise: 1.7 Bcf/d DTI Iroquois (NIMO East): 0.3 Bcf/d Algonquin AIM: 0.3 Bcf/d Constitution Pipeline: 0.7 Bcf/d Transco Leidy Southeast: 0.5 Bcf/d TCO East Side Expansion: 0.3 Bcf/d TGP Niagara Expansion: 0.2 Bcf/d TGP Rose Lake Expansion: 0.2 Bcf/d Transco NE Connector: 0.1 Bcf/d

Lower NE PA Well Backlog Investing in the Future of Energy NASDAQ (WRES) 15 Rose Lake (230) Transco NE connector (100) Constitution (650) TCO East Side (310) TGP Niagara (158) Transco Leidy SE (525) AGT AIM (343) DTI Iroquois (275) Atlantic Sunrise (1,700) AGT Atlantic Bridge (100) Source: Bentek

California Operations Investing in the Future of Energy NASDAQ (WRES) 16

California: Wilmington Field Overview

Wilmington Townlot Unit ("WTU")

- Operated by Warren with 99% WI / 81% NRI
- 1,440 gross (1,424 net) acres
- Avg. daily production (4Q 2014): 2,588 Bbls/d, net
- Proved Reserves[1]: 12.6 MMBbls, net (55% PDP/PDNP)

North Wilmington Unit ("NWU")

- Operated by Warren with 100% WI / 85% NRI
- 1,036 gross and net acres
- Avg. daily production (4Q 2014): 593 Bbls/d, net
- Proved Reserves[1]: 4.2 MMBbls, net (36% PDP/PDNP)



Salt Lake
Beverly Hills
Los Angeles
Chevice Hills
Montebello
Englewood
Bandin
Brea-Olenda
Playa Del Rey
Sante Fe Springs
Yorba Linda
Rosecrans
El Segundo
West Coyote
East Coyote
Dominguez
Krawe
Olive
CA
WILMINGTON
Richfield
Long Beach
Seal Beach
L.A. Basin
Huntington Beach
North Wilmington Unit
Wilmington Townlot Unit

1. As of 12/31/14.

Investing in the Future of Energy NASDAQ (WRES) 17

Warren RESOURCES

California: Wilmington Development Investing in the Future of Energy NASDAQ (WRES) 18 Producing Zones Oil Reservoirs Horizontal / sinusoidal development Drill “highly targeted wells” in 5 stacked pay zones from 2,600’ to 6,000’ containing 14 reservoirs Use modern technology to maximize recovery 27% of Warren’s 750 MMBbl OOIP produced since 1930’s As of 12/31/2014, estimated proved oil reserves of 16.8 net million barrels 35%+ OOIP recovery potential based on field performance Tar Ranger Terminal Ford/237 SW Schist Basement Union Pacific - 3000' - 6000' - 9000' NE Productive Limits One Mile

Wilmington Operational Efficiency Targets Team has been very successful in capturing efficiency gains during development and is keenly focused on decreasing production costs for 2015 and beyond Targeting Operating Expense Reduction of $5 MM to $6 MM from 2014 to 2015 2014: Lease Expenses totaled $26.4 MM in WTU & NWU, included significant expenses for well workovers, P&As, idle well testing and repairs to production lines 2015: Targeting 20% reduction in service costs from suppliers Eliminated five field positions due to decreased activity levels High risk well workovers deferred until commodity price improvement Key Points Days vs. Depth – WTU Ranger Days vs. Depth – WTU Tar Days vs. Depth – NWU Ranger Wilmington Drilling Performance Investing in the Future of Energy NASDAQ (WRES) 19 0 1000 2000 3000 4000 5000 6000 7000 8000 0 2 4 6 8 10 12 14 16 18 20 Depth, Ft Days 2014 NWU Ranger Producer 2013 NWU Ranger Producer 2008 NWU Ranger Producer 0 1000 2000 3000 4000 5000 6000 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Depth, Ft Days 2014 Tar Producers 2013 Tar Producers 2012 Tar Producers 2011 Tar Producers 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 0 2 4 6 8 10 12 14 16 Depth, Ft Days 2014 WTU Ranger Production Wells 2013 WTU Ranger Production Wells 2012 WTU Ranger Production Wells

Wyoming Operations Investing in the Future of Energy NASDAQ (WRES) 20

Wyoming: Atlantic Rim Operations Overview Investing in the Future of Energy NASDAQ (WRES) 21 Atlantic Rim Project Commercial CBM production established by Warren in 2002, Anadarko operator through end of 2012 Warren approved as operator of the Spyglass Hill Unit in the Atlantic Rim in 2013 Approx. 96,000 gross (74,000 net) acres prospective for CBM development ~60,000 net acres prospective for deeper, oil and gas-bearing formations (Niobrara, Sussex Shannon, etc.) Own 100% of gathering line on operated acreage Washakie

Wyoming: Atlantic Rim - Sub-unit Detail Investing in the Future of Energy NASDAQ (WRES) 22 Area Summary as of Dec. 31, 2014 Doty Mountain Sun Dog Grace Point Maxwell Hollow (formerly Brown Cow) Starr Draw Catalina Unit (ESCR operated) 4Q 2014 Net Proved Current Producing Avg. Production Reserves Area Operator WI (%) Wells (MMcf/d) (Bcf) Operated Spyglass Hill Unit: Sun Dog Warren 69% 51 4.8 39.8 Doty Mountain Warren 77% 82 7.5 60.8 Grace Point Warren 81% 8 0.6 10.5 Other : Other Non-op 13% 62 2.7 1.0 Total 203 15.6 112.1

Wyoming Deep Potential: Producing Zones Investing in the Future of Energy NASDAQ (WRES) 23 Atlantic Rim Zones Owns certain deep rights in a portion of the Atlantic Rim area ~60,000 net acres potentially prospective for oil bearing formations including: Sussex (oil) Shannon (oil) Niobrara (oil) Frontier (gas) Dakota (gas) Niobrara interval at depths between 6,000-8,000 ft. across trend Analogous to DJ and Powder River Basins Conducting geological analysis of potential of deeper zones Considering JV with strategic partners CBM – current Warren production CBM – current Warren production

5. Financial Overview Investing in the Future of Energy NASDAQ (WRES) 24

Historical Financial Results Investing in the Future of Energy NASDAQ (WRES) 25 Production (MMcfe/d) Revenue ($MM) EBITDA ($MM)(1) Capital Expenditures ($MM) 60% 40% 56% 44% 52% 48% 55% 45% 52% 48% 1. See reconciliation to US GAAP in Appendix. 15.7 15.9 15.0 18.2 18.2 18.4 10.6 12.7 13.8 15.1 17.1 44.1 26.3 28.7 28.7 33.3 35.2 62.5 - 20 40 60 80 2009 2010 2011 2012 2013 2014 Oil Production (MMcfe/d) Gas Production (MMcfe/d) $63 $88 $103 $122 $129 $ 150 - $40.0 $80.0 $120.0 $160.0 2009 2010 2011 2012 2013 2014 $13 $46 $55 $66 $78 $90 - $30.0 $60.0 $90.0 $120.0 2009 2010 2011 2012 2013 2014 $5 $27 $67 $61 $73 $108 - $30.0 $60.0 $90.0 $120.0 2009 2010 2011 2012 2013 2014

Financial Hedges Natural Gas Hedges(1) Derivatives Quantity(2) Period Gas NYMEX Swaps $3.93(2) 39,278 MMBtu/d 01/01/15-03/31/15 Gas NYMEX Swaps $3.17(2) 56,000 MMBtu/d 04/01/15-06/30/15 Gas NYMEX Swaps $3.15(2) 43,000 MMBtu/d 07/01/15-09/30/15 Gas NYMEX Swaps $3.14(2) 29,739 MMBtu/d 10/01/15-12/31/15 Gas NYMEX Swaps $3.05(2) 5,000 MMBtu/d 01/01/16-03/31/16 Investing in the Future of Energy NASDAQ (WRES) 26 Oil Hedges(1) Derivatives Quantity(2) Period NYMEX Oil Swap $50.00 1,300 Bbl/d 02/01/15-09/30/15 NYMEX Oil Swap $57.00 400 Bbl/d 03/01/15-09/30/15 NYMEX Oil Collar $50.00-$64.55 500 Bbl/d 10/01/15-03/31/16 NYMEX Oil Collar $50.00-$69.10 500 Bbl/d 10/01/15-12/31/15 NYMEX Oil Collar $50.00-$72.50 500 Bbl/d 01/01/16-12/31/16 Open hedges as of 4/16/15. Reflects a weighted average calculation. 0 10,000 20,000 30,000 40,000 50,000 60,000 1Q15 2Q15 3Q15 4Q15 1Q16 0 500 1,000 1,500 2,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16

Sales Agreements - Marcellus Investing in the Future of Energy NASDAQ (WRES) 27 0 10 20 30 40 50 60 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Volumes (MMcf/d) P&G Contract @ NYMEX less $1.10/Mcf: 24.4 MMcf/d P&G Contract @ NYMEX plus $0.03/Mcf: 24.4 MMcf/d Physical Sales Agreements @ NYMEX less $1.625: 30 MMcf/d

Appendix Investing in the Future of Energy NASDAQ (WRES) 28

Proved Reserves: YE 2014 Investing in the Future of Energy NASDAQ (WRES) 29 Asset Summary Natural Gas Reserves Estimated Proved Reserves Composition Oil Reserves By Category Commodity Mix Estimated Proved Reserves of 428 Bcfe 76% gas, 60% proved developed (PDP/PDNP) Source: SEC reserve report(s) 1. Warren reserve report as of 12/31/14. 203.3 124.1 - 125 250 375 500 Gas PDP/PDNP Gas PUD Bcf 8.5 8.2 - 5 10 15 20 Oil PDP/PDNP Oil PUD MMBbl PDP 48% PDNP 12% PUD 40% Oil 24% Gas 76%

Non-GAAP Disclosure Warren reports its financial results in accordance with accounting principles generally accepted in the United States of America ("GAAP"). However, management believes certain non-GAAP measures provide useful information for investors as the Company utilizes non-GAAP measures internally to evaluate the performance of its operation and many of those same measures are commonly used by industry analysts to evaluate a company's operations as well as for comparison purposes to industry peers. Adjusted net income, a non-GAAP measure, excludes from the calculation of net income, the impact of unrealized non-cash gains or losses related to the mark to market of hedging contracts as well as other non-recurring items such as severance expense and other extraordinary items. Management views this measure as offering a more accurate picture of our current business operations as unrealized hedging gains and losses are accounting adjustments and have no cash impact on our operations. Additionally, by excluding non-recurring items, adjusted net income enables comparison of the business' ongoing prospects to previous periods. Discretionary cash flow, a non-GAAP measure, excludes the impact of changes in working capital from the calculation of cash flow from operations. Management views this measure as useful because it is widely accepted by the investment community as a means of measuring a company's ability to fund its capital expenditures, while excluding the fluctuations caused by changes in current assets and liabilities. "EBITDA" (earnings before interest expenses, income taxes, depreciation and amortization) is a non-GAAP measure and excludes the impact of working capital growth, capital expenditures, debt principal reductions, and other sources and uses of cash from net income. Management views this measure as useful because it indicates the Company's ability to generate cash flow at a level that can sustain its operations and support its capital investment program. EBITDA is a commonly used measure by the Company and industry peers to evaluate and compare operational performance and plan our capital expenditure programs. EBITDA is not a calculation based on GAAP and in measuring our Company's performance should not be considered as an alternative to net income/(loss), the most directly comparable GAAP financial measure. The PV-10 value represents a non-GAAP measure that differs from the standardized measure of discounted future net cash flows presented in Warren’s Form 10-K, which includes the effect of future income taxes. The standardized measure of discounted future net cash flows represents the present value of future cash flows attributable to our proved oil and natural gas reserves after income tax, discounted at 10%. The PV-10 value represents the present value of future cash flows attributable to our proved oil and gas reserves before income tax, discounted at 10% per annum. We use PV-10 value when assessing the potential return on investment related to our oil and gas properties. Although it is a non-GAAP measure, we believe that the presentation of the PV-10 value is relevant and useful to our investors because it presents the discounted future net cash flows attributable to our proved reserves prior to taking into account future corporate income taxes and our current tax structure. Investing in the Future of Energy NASDAQ (WRES) 30

Investing in the Future of Energy NASDAQ (WRES) 31 Non-GAAP Reconciliation: EBITDA Note: Totals may not foot due to rounding differences. EBITDA Reconciliation Year Ended December 31, ($MM) 2011 2012 2013 2014 Net Income $21.6 $15.5 $30.4 $24.0 Interest Expense 3.2 3.3 3.0 9.6 Income Taxes (0.1) - 0.1 (0.0) DD&A 30.5 47.2 44.8 56.5 EBITDA $55.2 $66.0 $78.3 $90.1

Investing in the Future of Energy NASDAQ (WRES) 32 PV-10 Reconciliation1 Non-GAAP Reconciliation: Year-end 2014 SEC PV-10 1) Information on Reserves and PV-10 Value The PV-10 value represents a non-GAAP measure that differs from the standardized measure of discounted future net cash flows presented in Warren's Form 10-K, which includes the effect of future income taxes. The standardized measure of discounted future net cash flows represents the present value of future cash flows attributable to our proved oil and natural gas reserves after income tax, discounted at 10%. The PV-10 value represents the present value of future cash flows attributable to our proved oil and gas reserves before income tax, discounted at 10% per annum. We use PV-10 value when assessing the potential return on investment related to our oil and gas properties. Although it is a non-GAAP measure, we believe that the presentation of the PV-10 value is relevant and useful to our investors because it presents the discounted future net cash flows attributable to our proved reserves prior to taking into account future corporate income taxes and our current tax structure. December 31, 2014 (in 000s) Proved developed $395,682 Proved developed non-producing $64,377 Proved undeveloped 149,067 PV-10 Value 609,126 Less: future income taxes, discounted at 10% $54,059 Standardized measure of discounted future net cash flows $555,067 Prices Used in Calculating Reserves: Oil (per Bbl) $91.48 Natural Gas (per Mcf) $4.35 For the Year Ended June 30, 2014 (in 000s) Proved developed 182,200 Proved undeveloped 68,200 Midstream Expense (60,500) PV-10 Value 189,900 Less: future income taxes, discounted at 10% $28,705 Standardized measure of discounted future net cash flows $161,195 Prices Used in Calculating Reserves: Oil (per Bbl) N/A Natural Gas (per Mcf) $3.15